UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2025

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775-624-4817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement Subscriptions

On September 2, 2025, GlobalTech Corporation (the “Company”, “we” and “us”) entered into two Subscription Agreements with two accredited investors (the “Investors”), pursuant to which the Investors purchased in aggregate $1,400,000 of Convertible Promissory Notes from the Company (the “Convertible Notes”). The Subscription Agreements included customary representations and warranties of the Investors and the Company, and include piggyback registration rights (except in connection with the IPO, discussed below), for a period of one year following the dates of the subscriptions.

The proceeds from this funding are expected to be used to fuel strategic priorities aimed at strengthening the Company’s innovation ecosystem.

Convertible Promissory Notes

The Convertible Notes do not accrue interest unless and until an event of default occurs. Upon the occurrence of an event of default, the amount due under the Convertible Notes bear interest at five percent (5%) per annum, until repaid in full. Any accrued interest, if applicable, is payable on the maturity date or upon conversion of the Convertible Notes, as discussed below. The Convertible Notes are due and payable, unless earlier converted into common stock as discussed below, on September 2, 2027.

The Convertible Notes provide for the automatic conversion of the outstanding principal balance thereof, together with any accrued and unpaid interest, into shares of the Company’s common stock immediately prior to the consummation by the Company of an initial public offering which results in the Company’s common stock being traded on a recognized U.S. securities trading market or exchange, including, but not limited to the Nasdaq Capital Market, Nasdaq Global Market or NYSE American (the “IPO”). The conversion price per share will equal 85% of the per share price to the public in the IPO offering (or, if applicable, 85% of the deemed price of a unit including common stock). The Convertible Notes include customary provisions related to stock splits, combinations, or similar events that proportionately adjust the conversion price.

The Convertible Notes are expressly subordinated to all current and future indebtedness of the Company owed to financial institutions and may be prepaid, in whole or in part, at any time without premium or penalty.

Events of default under the Convertible Notes include, among other things, (i) the Company’s failure to pay principal, interest, or other amounts when due, subject to a ten-day cure period; (ii) the Company’s insolvency, bankruptcy, reorganization, dissolution, or similar proceedings, including the appointment of a custodian, receiver, or trustee for the Company or its assets; or (iii) any action by the Company authorizing or in furtherance of the foregoing. Upon an event of default, unless cured or waived, any holder may declare its Convertible Notes immediately due and payable, and all amounts owed will accrue interest at the default rate described above.

* * * * *

The description of the Subscription Agreements and Convertible Notes above is not complete and is qualified in its entirety by the full text of the form of Subscription Agreement and form of Convertible Notes, copies of which are attached hereto as Exhibits 10.1 and 4.1, respectively, and which are incorporated by reference into this Item 1.01 in its entirety by reference.

D. Boral Capital LLC, acted as the Company’s strategic advisor in connection with the sale of the Convertible Notes.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report with respect to the Convertible Notes is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02 in its entirety.

The Company claims an exemption from registration for the issuance of the Convertible Notes to the Investors (as discussed in Item 1.01, above), pursuant to Section 4(a)(2), Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), since the offer and sale of such Convertible Notes did not involve a public offering and the recipients were “accredited investors” and/or offshore investors and had access to similar information as would be included in a registration statement under the Securities Act. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing offers and sales and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 7.01 Regulation FD Disclosure.

On September 8, 2025, the Company issued a press release disclosing the sale of the Convertible Notes.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated into this Item 7.01 by reference.

The information contained in, or incorporated into, this Item 7.01 of this Current Report, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Convertible Promissory Note – Convertible Note Offering (September 2025 Private Convertible Note Offering)
10.1*	Form of Common Stock Subscription Agreement – Convertible Note Offering (September 2025 Private Convertible Note Offering)
99.1**	Press Release Dated September 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

* Filed herewith.

** Furnished herewith.

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  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer

Date: September 8, 2025

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